Purchases and sales of subsidiaries, joint ventures, associates and other interests in businesses	12 Months Ended
Dec. 31, 2018
Disclosure Of Purchases And Sales Of Subsidiaries Joint Ventures Associates And Other Interests In Businesses [Abstract]
Purchases and sales of subsidiaries, joint ventures, associates and other interests in businesses

37 Purchases and sales of subsidiaries, joint ventures, associates and other interests in businesses

Acquisitions

Over the past three years, we have made no material acquisitions. However, on 10 May 2018 we created a joint venture, Elysis, with Alcoa and other partners to develop and commercialise a carbon-free aluminium smelting process. We are treating this as an acquisition for accounting purposes. We have accounted for our interest in Elysis using the equity method, with the initial purchase price allocation based on an independent valuation. We invested cash of US$5 million and contributed patents and licensed intellectual property (IP) to the venture. The patents and IP had no carrying value; however, on formation of the arrangement, they were recorded at fair value to reflect the contributions of the other parties in the joint venture. This value was US$171 million (US$141 million after tax).

Also, in May 2017, our subsidiary, Simfer Jersey Limited (Rio Tinto share: 53%) purchased a 4.25% interest in Simfer S.A. from International Finance Corporation (IFC) for US$194 million in accordance with a put option exercised by IFC. As a result, we increased our effective share of Simfer S.A. from 42.80% to 45.05%.

2018 disposals

On 1 June 2018, we disposed of our entire 75% interest in the Winchester South coal development project in Queensland, Australia to Whitehaven Coal Limited for US$200 million. This comprised US$150 million cash which was received in the year and recognised within “net cash generated from operating activities” within the cash flow statement and an unconditional cash payment of US$50 million due in June 2019. A gain on disposal of US$195 million was recognised within “profit relating to interests in undeveloped projects” in the income statement.

On 1 August 2018, we completed the sale of our entire interest in the Hail Creek coal mine (82.0%) and the Valeria coal development project (71.2%) in Queensland, Australia to Glencore for a total consideration of US$1.7 billion.

We received net proceeds of US$1,545 million after completion adjustments in respect of the Hail Creek component of this transaction, resulting in a pre-tax gain of US$1,141 million. We also received cash proceeds of US$170 million in respect of Valeria. Of this amount, US$87 million relating to the sale of land and investments in associates was included in investing cash flow, resulting in a pre-tax gain of US$18 million. The remaining US$83 million proceeds were recognised in operating cash flow, resulting in a pre-tax gain of US$83 million in “profit relating to interests in undeveloped prohects”.

Also on 1 August 2018, we completed the sale of our entire interest in the Kestrel underground coal mine (80.0%) for US$2.25 billion to a consortium comprising EMR Capital (EMR) and PT Adaro Energy Tbk (Adaro). We received net cash proceeds of US$2,270 million, resulting in a pre-tax gain of US$1,010 million.

On 14 December 2018, we completed the sale of the Dunkerque aluminium smelter in northern France to Liberty House for US$500 million. In 2018 we received net cash proceeds of US$385 million after adjustments and expect to receive a further US$52 million in 2019. We recognised a pre-tax gain on disposal of US$128 million.

On 21 December 2018, we sold our interest in the Grasberg mine for US$3.5 billion as part of a series of transactions involving Inalum (PT Indonesia Asahan Aluminium (Persero)) and Freeport McMoRan Inc.  Of the US$3.5 billion received, US$107 million relates to our attributable share of copper and gold revenues for 2018, net of our capital contribution for the year. The remaining net proceeds of US$3,392 million were included in investing cash flow and gave rise to a gain on disposal of US$2,146 million.

2017 disposals

On 1 September 2017, we disposed of our 100% shareholding in Coal & Allied Industries Limited to Yancoal Australia Limited for a total consideration of US$2.69 billion (before working capital adjustments). This comprises US$2.45 billion in cash paid on the closing date and a further US$240 million of unconditional guaranteed royalty payments. During 2017, we received US$110 million; total net cash proceeds received in 2017, net of working capital adjustments, transaction costs and cash transferred, were US$2.54 billion. We received a further US$90 million of unconditional guaranteed royalty payments in 2018 and expect to receive the remaining US$40 million between 2019 and 2021.

2016 disposals

On 1 March 2016, we disposed of our 40% interest in the Bengalla Joint Venture to New Hope Corporation Limited for US$617 million (before finalisation of net debt and working capital adjustments).

On 31 March 2016, we disposed of our 100% interest in Carbone Savoie to Alandia Industries.

We transferred our 53.83% shareholding in Bougainville Copper Limited (BCL) to Equity Trustees Limited (independent trustee) on 30 June 2016 for US$nil consideration. Equity Trustees Limited subsequently distributed the shares in accordance with the trust deed to nominees of each of the Autonomous Bougainville Government (36.4%) and the Independent State of Papua New Guinea (17.4%) such that each party now controls an equal share of BCL (36.4%). We did not previously consolidate BCL because we determined that, in accordance with IFRS as defined in note 1, the Group does not control the relevant activities, as the mining of copper at the Panguna mine was halted by militant activity in 1989. The carrying value had previously been fully impaired and therefore the transfer resulted in no financial impact for the year ended 31 December 2016.

On 20 July 2016, a tranche of 7.5% non-contributory shares in Simfer S.A. was transferred free of charge to the Government of Guinea as per the terms of the Simandou project agreement signed in 2014, further diluting our ownership percentage and also our partners’ in the project. Under the agreement, a second tranche comprising 10% Ordinary Contributory Shares may be acquired at any time for a pro rata share of historical mining cost. The remaining two tranches of 5% ordinary contributing shares may be acquired by the Government of Guinea at market value at any time after 22 April 2026 and 22 April 2031 respectively.

On 2 September 2016, we disposed of our interest in Zululand Anthracite Colliery.

On 23 November 2016, we disposed of our 100% interest in Lochaber to SIMEC for US$410 million (before finalisation of closing adjustments and transaction costs). We received US$224 million of this in December 2016 and the second and final instalment in April 2017.